EXHIBIT 99.1

16th Annual Bear Stearns Global Credit Conference May 16, 2007

Forward-Looking Statements This presentation contains forward-looking statements, including, in particular, statements about Superior Energy's plans, strategies and prospects. These statements are based on the Company's current assumptions, expectations and projections about future events, which are subject to a wide range of business risks. Although the Company believes that the assumptions reflected in these forward- looking statements are reasonable, the Company can give no assurance that these assumptions will prove to be correct or that financial or market forecasts, savings or other benefits anticipated in the forward-looking statements will be achieved. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected. The information contained in this presentation is only current as of May 15, 2007, and the Company undertakes no obligation to update this presentation.

Company Overview Highly diversified provider of services, tools and liftboats used to enhance, maintain and extend production Participate in all phases of well life-cycle: drilling, production and decommissioning Value-added production enhancement services Brand name rental tool companies Liftboats deliver services and derrick barges support decommissioning and P&A work SPN Resources: Acquire and produce mature oil and gas properties to drive asset utilization during seasonal and cyclical slowdowns 4,400 employees and more than 130 locations in 12 countries

Segment Profile Segment 2006 Revenues Five-Year CAGR Labor Intensity Capital Intensity Well Intervention $469.1 12.9%1 High Low Rental Tools $371.2 25.0% Low High Marine $140.1 14.4% High Low Oil and Gas $127.7 85.7%2 Low High 1 Well intervention segment CAGR includes revenues from Other Oilfield Services segment that was consolidated in 2005 2 Oil and Gas CAGR is over two-year period

Well Intervention Segment Production-related services Mechanical wireline Electric line (cased hole wireline) Coiled tubing Hydraulic workover Pumping and stimulation Snubbing Well performance, testing and evaluation Gas lift Secondary cementing Well control Engineering Marine engineering Project management Well control Decommissioning Plug and abandonment Derrick barge Other services Environmental Manufactured products

Well Intervention Segment: Competitive Advantages and Revenue Profile Breadth of services Premium services Efficiency Single source of contact Fewer people and equipment Equipment Adding new coiled tubing units Safety record Lowest recordable incident rate among peers Engineering competency Manage and service projects Production-related 0.49 Remaining services 0.51 GOM 0.57 Non-GOM 0.43 2006 Revenue Profile ($469 million)

Rental Tools Segment Drilling-related tools Drill pipe Specialty tubulars Landing strings Stabilizers Hole openers Drill collars Production-related and other tools Connecting iron BOPs Valves Accommodation units Bolting and nipple-up services Pipe inspection

Rental Tools Segment: Competitive Advantages and Revenue Profile Brand name rental companies Entrepreneurial focused Infrastructure Tools and locations Engineering sales approach Plan and design emphasis Significant barriers to entry Capital Infrastructure Strong reputation Breadth of tool inventory Drilling-related 0.77 Production-related 0.23 GOM 0.37 Non-GOM 0.63 2006 Revenue Profile ($371 million)

Marine Segment Own and operate 27 liftboats Largest owner & operator of modern liftboats with leg lengths of 200 feet and greater Variety of uses Well intervention projects Work platform Lifting capabilities Construction support

A Complementary Business Model Superior is capable of delivering an integrated solutions package to meet customer needs from project start-to-finish Benefits of Integrated Solutions Package: Customers benefit from continuity and reliability of service Superior gains greater share of E&P spending dollars 200-ft. class Superior Intervention and Superior Excellence supporting well intervention project (coiled tubing/nitrogen stimulation and electric line) in 72-ft. of water in GOM

Revenue and EBITDA Profile Well intervention Rental tools Marine Other ('02)/ Oil and gas ('06) Reconciliation between net income and EBITDA at end of presentation 2006 Revenue: $1,093.8 million 2006 EBITDA: $433.8 million Well Intervention 0.43 Rental Tools 0.34 Marine 0.13 Oil and Gas 0.1 Well Intervention 0.28 Rental Tools 0.42 Marine 0.17 Oil and Gas 0.13 2002 Revenue: $443.1 million 2002 EBITDA: $98.6 million Well Intervention 0.34 Rental Tools 0.28 Marine 0.15 Other 0.23 Well Intervention 0.21 Rental Tools 0.57 Marine 0.16 Oil and Gas 0.06

GOM vs. Non-GOM Revenue 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 GOM 104.5 120.1 115.8 100.2 134.4 161.5 178.6 180.5 187.5 Non-GOM 68.7 69.9 68.3 87.8 88.1 100.3 111.9 138.6 175.4 $ in millions

Geographic Mix of Revenue Gulf of Mexico Domestic land market International 2006 GOM 0.6 Domestic Land 0.25 International 0.15 GOM 0.52 International 0.29 Domestic Land 0.19 2007 1Q Run Rate

Domestic Footprint in Key Producing Basins 63 well intervention locations 45 rental tools locations

Emerging Global Footprint 2001 2002 2003 2004 2005 2006 2007E International Revenue 24 39 57 88 99 169 276 (1) 2007E is 1Q07 annualized run rate ($69 million x 4)

Growth Strategy Expand global footprint Grow rental tools market share Establish broad service presence Introduce liftboats Build out domestic land markets New equipment New product/service lines New technologies Maintain competitive advantages Integrated portfolio approach Safety

2000 2001 2002 2003 2004 2005 2006 2007E Superior 258 449.042 443.1 500.6 564.3 735.3 1094 1452 Strong Revenue and EBITDA Growth 2000 2001 2002 2003 2004 2005 2006 2007E EBITDA 66 138.399 99 117 145 220 434 615 Margin 0.2548 0.3082 0.2224 0.2341 0.2569 0.2987 0.397 0.423 Revenue ($ in millions) EBITDA and Margin ($ in millions) We have historically achieved strong EBITDA margins throughout all industry cycles. (1) Based on consensus analysts' estimates according to First Call. (1) (1)

Capitalization ($ in millions) ($ in millions) ($ in millions) ($ in millions) ($ in millions) 3/31/07 12/31/06 3/31/07 12/31/06 3/31/07 12/31/06 3/31/07 12/31/06 3/31/07 12/31/06 Cash and Cash Equivalents Cash and Cash Equivalents $32.0 $39.0 $39.0 $250 million Revolving Credit Facility $250 million Revolving Credit Facility 0.0 0.0 0.0 1.5% Convertible Notes due 2026 1.5% Convertible Notes due 2026 400.0 400.0 400.0 6.875% Senior Notes due 20141 6.875% Senior Notes due 20141 300.0 300.0 300.0 6.45% MARAD due 2027 6.45% MARAD due 2027 16.6 16.6 16.6 Total Debt Total Debt 716.6 716.6 716.6 Shareholders' Equity Shareholders' Equity 776.3 710.7 710.7 Total Book Capitalization Total Book Capitalization $1,492.9 $1,427.3 $1,427.3 Liquidity2 Liquidity2 $221.2 $253.4 $253.4 Summary Credit Statistics 3/31/07 3/31/07 3/31/07 12/31/06 Total Debt/Total Capitalization 48.0% 48.0% 48.0% 50.2% Net Debt/Net Capitalization 46.9% 46.9% 46.9% 48.8% Total Debt/LTM EBITDA 1.4 x 1.4 x 1.4 x 1.7x Includes unamortized original issue discounted. Liquidity = Revolver availability - Letters of Credit + Cash

Increased Efficiency 1st Qtr 2001 136060 2002 126600 2003 156438 2004 171000 2005 222818 2006 254372 Revenue per Employee

Operating Margins versus Peers SPN Peer average 1Q04 0.093 0.098 2Q04 0.136 0.111 3Q04 0.149 0.12 4Q04 0.153 0.117 1Q05 0.185 0.128 2Q05 0.224 0.146 3Q05 0.145 0.147 4Q05 0.176 0.162 1Q06 0.245 0.2 2Q06 0.29 0.198 3Q06 0.304 0.215 4Q06 0.308 0.203 1Q07 0.311 0.195 1 Peer group includes BJS, OII, OIS, RES, SII, TTI, WFT, WHQ Operating margin = Income from operations / Revenue

A Track Record of Consistent Outperformance 2nd in 10-year return 4th in one-, three-, and five-year returns Honor Roll Companies in top 20% in 1-yr, 3-yr, 5-yr and 10-yr returns (Only 24 out of 1,000 companies qualified) Industry Rankings 10th in one- and three-year returns 12th in 10-year return 18th in five-year return Reprinted with permission, WSJ, 02/26/2007, (c) Dow Jones & Co, Inc.

Investment Highlights Significant sustainable competitive advantages Experienced management team Exceptional growth prospects Strong and stable free cash flows Consistent track record of delivering shareholder value

Segment EBITDA Reconciliation Earnings before interest, taxes depreciation and amortization (EBITDA) is a non-GAAP financial measurement. Management uses EBITDA because it believes that such a measurement is a widely accepted financial indicator used by investors and analysts to analyze and compare companies on the basis of operating performance and that this measurement may be used by some investors and others to make informed investment decisions. In addition, EBITDA is used in the financial ratios included in the Company's Credit Agreement and Senior Notes Indenture. You should not consider it in isolation from or as a substitute for net income or cash flow measures prepared in accordance with generally accepted accounting principles or as a measure of profitability or liquidity. EBITDA calculations by one company may not be comparable to EBITDA calculations made by another company. The following table provides a reconciliation between net income (loss) (a GAAP financial measure) and EBITDA (a non-GAAP financial measure) for the Company's segments and on a consolidated basis:

EBITDA Reconciliation Earnings before interest, taxes depreciation, amortization and loss on early extinguishment of debt (EBITDA) is a non-GAAP financial measurement. We use EBITDA because we believe that such a measurement is a widely accepted financial indictor used by investors and analysts to analyze and compare companies on the basis of operating performance and that this measurement may be used by some investors and others to make informed investment decisions. In addition, EBITDA is used in the financial ratios included in our credit agreement and senior note indenture. You should not consider it in isolation from or as a substitute for net income or cash flow measures prepared in accordance with GAAP or as a measure of profitability or liquidity. EBITDA calculations by one company may not be comparable to EBITDA calculations made by another company. The following table provides a reconciliation of net income (loss) (a GAAP financial measure) and EBITDA (a non-GAAP financial measure):